4



                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                  THIS PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is entered into as of _______, 2007, by and among BIOSTAR PHARMACEUTICALS, INC., a Maryland corporation (the "Company"), with headquarters located at 76 Cranbrook Road, Cockeysville, County of Baltimore, MD 21020, and the purchasers (collectively, the "Purchasers" and each a "Purchaser") set forth on SCHEDULE 1 hereof, with regard to the following:

                                    RECITALS

                  A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") and/or Regulation S, as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

                  B. The Purchasers desire to (a) purchase, upon the terms and conditions stated in this Agreement, shares of the Company's Series A Convertible Preferred Stock, $.001 par value per share (the "Preferred Stock") and (b) purchase, upon the terms and conditions stated in this Agreement, the Common Stock Purchase Warrants (the "Warrants") to purchase shares of the Company's Common Stock, $.001 par value per share ("Common Stock"), in the form attached hereto as EXHIBIT A. The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as "Warrant Shares." The Preferred Stock, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities". The Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder, are hereinafter referred to as the "Transaction Documents."

                                   AGREEMENTS

                  NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

                                   ARTICLE I

                PURCHASE AND SALE OF PREFERRED STOCK AND WARRANTS

1.1 Purchase of Preferred Stock and Warrants. Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of the Preferred Stock and Warrants shall be consummated in a "Closing." The purchase price (the "Purchase Price") shall be TEN DOLLARS ($10.00) per Unit, for a Unit consisting of one share of Preferred Stock and one Warrant to purchase such number of shares of Common Stock as shall be equal to the number of shares of Common Stock that one share of Preferred Stock shall have been converted into pursuant to a mandatory conversion of Preferred Stock into Common Stock made at the option of the Company pursuant to Section 3(d) of Article SIXTH of the Certificate of Incorporation of the Company, as amended and in effect as of the date of the Closing. _______Units shall be sold pursuant to this Agreement. On the date of the Closing, subject to the satisfaction or waiver of the conditions set forth in ARTICLES VI and VII hereof, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, the number of Units set forth on SCHEDULE 1 hereto. Each Purchaser's obligation to purchase Units hereunder is distinct and separate from each other Purchaser's obligation to purchase, and no Purchaser shall be required to purchase hereunder more than the number of Units set forth on SCHEDULE 1 hereto. The obligations of the Company with respect to each Purchaser shall be separate from the obligations of each other Purchaser and shall not be conditioned as to any Purchaser upon the performance of obligations of any other Purchaser. .

         1.2 Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in ARTICLES VI and VII below, the date and time of the issuance, sale and purchase of the Preferred Stock and Warrants pursuant to this Agreement shall be at 10:00 a.m. New York time, on __________, 2007.

                                   ARTICLE II
                         PURCHASER'S REPRESENTATIONS AND
                                   WARRANTIES

                  Each Purchaser represents and warrants to the Company, as of the date hereof and as of the Closing, severally and not jointly with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser that the following statements are true and correct:

         2.1 Investment Purpose. Purchaser is purchasing the Preferred Stock and the Warrants for Purchaser's own account for investment only and not with a view toward or in connection with the public sale or distribution thereof. Purchaser will not, directly or indirectly, offer, sell, pledge or otherwise transfer its Preferred Stock, Warrants or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the terms of the Company's Articles of Incorporation setting forth the designation, rights and preferences of the Preferred Stock (the "Charter") and the terms of the Warrants set forth in the certificate evidencing the Warrants (the "Warrant Certificate").

         2.2 Accredited Investor/"Non-U.S." Person Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D as provided in Exhibit B hereto or Purchaser is a "non-U.S." Person as defined under Rule 902 of Regulation S.

         2.3 Reliance on Exemptions. Purchaser understands that the Preferred Stock and Warrants are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Common Shares and Warrants.

         2.4 Information. Purchaser has been afforded the opportunity to ask questions of the Company, was permitted to meet with the Company's officers and has received what the Purchaser believes to be complete and satisfactory answers to any such inquiries. Except for the answers received by Purchaser as a result of inquiries made by Purchaser to Company officers, and except as otherwise provided in this Agreement, the Purchaser is not relying upon any information, representations or warranties of any other party. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representations shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in ARTICLE III. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

         2.5 Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         2.6 Transfer or Resale. Purchaser understands that (i) except as provided in the Charter and the Warrant Certificate, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder in order for such resale to be allowed, and (iii) the Company is under no obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Charter and the Warrant Certificate).

         2.7 No Directed Selling Efforts. Neither Purchaser, nor any of his affiliates, nor any person acting on its behalf or any behalf of any such affiliate, has engaged or will engage in any activity undertaken for the purpose of, or that reasonably could be expected to have the effect of, conditioning the markets in the United States for the Units or Common Stock, including but not limited to effecting any sale or short sale of the Company's securities through Purchaser or any of his affiliates prior to the expiration of any restricted period contained in Regulation S (any such activity being defined herein as a "Directed Selling Effort"). To the best knowledge of the undersigned, this Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the 1933 Act, and the Units are being purchased for investment purposes by Purchaser. Purchaser agrees that all offers and sales of the Common Stock from the date hereof and through the expiration of the any restricted period set forth in Rule 903 of Regulation S (as the same may be amended from time to time hereafter) shall not be made to U.S. Persons or for the account or benefit of U.S. Persons and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the Securities Act. Purchaser and its representatives have not conducted any Directed Selling Effort as that term is used and defined in Rule 902 of Regulation S and will not engage in any such Directed Selling Effort within the United States through the expiration of any restricted period set forth in Rule 903 of Regulation S.

         2.8 Legends. Purchaser understands that, subject to ARTICLE V hereof, the certificate for the Preferred Stock and the Warrant Certificate and, until such time as the Warrant Shares and shares of Common Stock issuable upon conversion of the Preferred Stock (the "Conversion Shares") have been registered under the Securities Act or otherwise may be sold by Purchaser pursuant to Rule 144 (subject to and in accordance with the procedures specified in ARTICLE V hereof), the certificates for the Conversion Shares and the Warrant Shares will bear a restrictive legend (the "Legend"), which will include language in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         2.9 Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Purchaser and is a valid and binding agreement of Purchaser enforceable in accordance with its terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors, or by other equitable principles of general application.

         2.10 Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the signature page hereto executed by Purchaser.

         2.11 Hedging Transactions. Purchaser does not have an existing short position with respect to the Company's Common Stock.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to each Purchaser as of the date hereof and as of the Closing that the following statements are true and correct, except as set forth on the disclosure schedules, if any, attached hereto as SCHEDULE 2 (the "Company Disclosure Schedules").

                  Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing could reasonably be expected to have a Material Adverse Effect. "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis or on the transactions contemplated hereby.

         3.1 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform under the Transaction Documents, and to issue, sell and perform its obligations with respect to the Securities in accordance with the terms hereof and thereof and in accordance with the terms and conditions of the Securities; (b) the execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Stock, Conversion Shares and the Warrants and Warrant Shares, and the reservation for issuance of the Warrant Shares) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other Person is required with respect to any of the transactions contemplated hereby or thereby; (c) this Agreement, the Preferred Stock, and the Warrants have been duly executed and delivered by the Company; and (d) this Agreement, the Preferred Stock, and the Warrants constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution may be limited by federal or state securities laws. "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated association, corporation, entity or government (whether federal, state, county, city or otherwise, including, without limitation, any instrumentality, division, agency or department thereof).

         3.2 Capitalization. There are currently 110,000,000 shares of authorized capital stock with 100,000,000 shares of Common Stock authorized and 10 million shares of preferred stock authorized. There are currently ________ shares of Common Stock outstanding and ________ shares of preferred stock outstanding. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Preferred Stock, the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in SCHEDULE 3 hereof, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) issuance of the Securities will not trigger anti-dilution rights for any other outstanding or authorized securities of the Company, (iii) up until the date of effectiveness of a registration statement registering the re-sale of the Securities, there will be no more than 20 million shares of common stock outstanding on a fully diluted basis, and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except for the provisions sets forth in the Charter and the Warrant Certificate). The Company has made available to Purchaser true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("Articles of Incorporation"), and the Company's By-laws as in effect on the date hereof (the "By-laws"). The Company has set forth on SCHEDULE 3 hereof all instruments and agreements (other than the Articles of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser).

         3.3 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Securities) do not and will not (a) result in a violation of the Articles of Incorporation or By-laws or (b) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected (except for such possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or other organizational documents. Neither the Company nor any of its subsidiaries, is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, could reasonably be expected to put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as (A) such as may be required under the Securities Act in connection with the performance of the Company's obligations under the Charter and Warrant Certificate, (B) filing of a Form D with the SEC, and (C) compliance with the state securities or Blue Sky laws of applicable jurisdictions, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to perform its obligations in accordance with the terms hereof or thereof.

         3.4 Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (i) filings that have been made pursuant to applicable state securities laws, (ii) post-sale filings pursuant to applicable state and federal securities laws, and (iii) any consent, action or filing that either individually or in the aggregate would not have a Material Adverse Effect. Subject to the accuracy of the representations and warranties of each Purchaser set forth in ARTICLE II hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Preferred Stock, (ii) the issuance of the Conversion Shares, (iii) the issuance of the Warrants, and (iv) the issuance of the Warrant Shares, from the provisions of any stockholder rights plan or other "poison pill" arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company's Articles of Incorporation or By-laws that is or could reasonably be expected to become applicable to the Purchasers as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Purchasers or the exercise of any right granted to the Purchaser pursuant to this Agreement or the other Transaction Documents.

         3.5 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the Company's knowledge or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such. There are no facts known to the Company which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

         3.6 Disclosure. No information relating to or concerning the Company set forth in this Agreement contains an untrue statement of a material fact. The Company has not omitted to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for the execution and performance of this Agreement, no material fact (within the meaning of the federal securities laws of the United States and of applicable state securities laws) exists with respect to the Company which has not been publicly disclosed.

         3.7 No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

         3.8 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from the registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser.

         3.9 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV
                                    COVENANTS

         4.1 Reasonable Efforts. The parties shall use their commercially reasonable efforts to timely satisfy each of the conditions described in ARTICLES VI and VII of this Agreement and to seek its Board of Directors' approval of this Agreement.

         4.2 Securities Laws; Disclosure; Press Release. The Company agrees to file a Form D with respect to the Securities with the SEC as required under Regulation D. The Company shall, on or prior to the date of Closing, take such action as is necessary to sell the Securities to each Purchaser under applicable securities laws of the states of the United States.

         4.3 Reservation of Common Stock. The Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares and the Warrant Shares.

         4.4 Corporate Existence. So long as any Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith.

         4.5 Hedging Transactions. No Purchaser has an existing short position with respect to the Company's Common Stock. Each Purchaser agrees not to, directly or indirectly, enter into any short sales with respect to the Common Stock prior to the date on which such Purchaser is entitled to sell, transfer the number of shares of Common Stock as to which such Purchaser proposes to establish a short position.

         4.6 Conversion.

                 (i) Each share of Series A Stock shall automatically be converted into shares of Common Stock at the Conversion Price (as such term hereinafter defined) for such share, determined as hereafter provided, immediately upon the closing of the corporation's sale of its Common Stock in an offering pursuant to a registration statement under the Securities Act of 1933, as amended (a "Qualified IPO"). The date of such closing is hereinafter referred to as the "Automatic Conversion Date". In connection with a Qualified IPO, prior to the initial filing of a registration statement related to the Qualified IPO, the corporation shall obtain from a person, firm or entity engaged in the business of providing evaluations or appraisals of the value of securities of companies which is selected in good faith by the Board of Directors of the corporation and is independent of the corporation (the "Valuation Firm") a valuation of the Common Stock on a per share basis (the "Valuation Price") For purposes hereof, the term "Conversion Price" shall mean the price equal to the product obtained by multiplying (x) 1/3, times (y) 80% of the Valuation Price. The number of shares of Common Stock issuable upon conversion of one share of Series A Preferred shall be the quotient obtained by dividing (A) $10 by (B) the Conversion Price. No fractional shares of Common Stock may be issued upon the conversion of any share or shares of the Series A Preferred Stock into Common Stock, and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share. The Conversion Price shall be appropriately adjusted in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, or similar change in the corporation's Common Stock. Except as set forth herein, neither the corporation nor any holder of Series A Preferred shall have the right to convert, or require the conversion of, Series A Preferred into Common Stock or any other security or property of the corporation or any other person.

              (ii) Mechanics of Conversion. No later than five business days after the Automatic Conversion Date, the corporation shall deliver or cause to be delivered a notice to each holder of the Series A Preferred (A) stating that the Series A Preferred has been converted; (B) setting forth the number of full shares of Common Stock to be issued due to such conversion as determined in accordance with this Section (3)(d); (C) informing the holder of the address of the Company or agent to which the holder may deliver its Series A Preferred certificate in exchange for a Common Stock certificate representing the number of shares into which such holder's Series A Preferred has been converted. Such conversion shall be deemed to have been made upon the surrender of the certificate for the shares of Series A Preferred to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock at and after such time.


                                   ARTICLE V
           LEGEND REMOVAL, TRANSFER, CERTAIN SALES, ADDITIONAL SHARES

         5.1 Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if, after one (1) year, neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act pursuant to an exemption from such registration requirements or (c) such Security can be sold pursuant to Rule 144 and the holder provides the Company with reasonable assurances that the Security can be so sold without restriction or (d) such Security can be sold pursuant to Rule 144(k). The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement, in accordance with the manner of distribution described in such registration statement and to deliver a prospectus in connection with such sale, or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and the Security is to be disposed of other than pursuant to the registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition such Security shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act. Also, in the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

         5.2 Transfer Agent Instructions. The Company agrees that following the effective date of the registration statement or at such time as such legend is no longer required under Section 5.1, it will, no later than ten (10) days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Warrant Shares issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of each Purchaser or its nominee for the Warrant Shares in such amounts determined in accordance with the terms of the Warrants. The Company covenants that no instruction other than such instructions referred to in this ARTICLE V, and stop transfer instructions to give effect to Section 2.6 hereof in the case of the Warrant Shares prior to registration of the Warrant Shares under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if, after one (1) year, neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Purchaser transfers Securities to an affiliate which is an accredited investor (within the meaning of Regulation D under the Securities
Act) and which delivers to the Company in written form the same representations, warranties and covenants made by Purchaser hereunder or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this ARTICLE V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this ARTICLE V, that a Purchaser shall be entitled, in addition to all other available remedies to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                   ARTICLE VI
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

         6.1 Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Preferred Stock and Warrants to a Purchaser at the Closing is subject to the satisfaction, as of the date of the Closing and with respect to such Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                  (i) Such Purchaser shall have executed and delivered the signature page to this Agreement;

                  (ii) Such Purchaser shall have wired its aggregate Purchase Price set forth on Schedule 1 hereto to the Company;

                  (iii) The representations and warranties of such Purchaser shall be true and correct as of the date when made and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of Closing (except for representations and warranties that speak as of a specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing;

                  (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement; and

                  (v) The Company shall have obtained all waivers, authorizations, approvals and consents needed to consummate the transaction contemplated by this Agreement which the Company agrees to diligently procure.

                                  ARTICLE VII
              CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

         7.1 The obligation of each Purchaser hereunder to purchase the Preferred Stock and Warrants to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

                  (i) The Company shall have executed and delivered the signature page to this Agreement;

                  (ii) The Company shall have delivered to the Purchaser duly issued certificates for the Preferred Stock and Warrants being so purchased by Purchaser at the Closing;

                  (iii) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of Closing, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing; and

                  (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                                  ARTICLE VIII
                          GOVERNING LAW; MISCELLANEOUS

         8.1 Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the Maryland General Corporation Law (in respect of matters of corporation law) and the laws of the State of New York (in respect of all other matters) applicable to contracts made and to be performed in the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New York in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Purchaser further agrees that service of process upon the Company or such Purchaser, as applicable, mailed by the first class mail in accordance with Section 8.6 shall be deemed in every respect effective service of process upon the Company or such Purchaser in any suit or proceeding arising hereunder. Nothing herein shall affect Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The parties hereto irrevocably waive any right to a trial by jury under applicable law.

         8.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties as soon as practicable thereafter.

         8.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         8.5 Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the maters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

         8.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

IF TO THE COMPANY:
Biostar Pharmaceuticals, Inc.
[Address]
ATTENTION:
FACSIMILE:

         IF TO THE PURCHASERS:



                  [TO BE SUPPLIED]


Each party shall provide notice to the other parties of any change in address.

         8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

         8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         8.9 Survival; Indemnification. The representations and warranties of the Company and the agreements and covenants shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. The Company agrees to indemnify and hold harmless each Purchaser and each of each Purchaser's officers, directors, employees, partners, agents and affiliates from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys' fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred. The representations and warranties of the Purchasers shall survive the Closing hereunder and each Purchaser shall indemnify and hold harmless the Company and each of its officers, directors, employees, partners, agents and affiliates from and against any and all Losses arising as a result of the breach of such Purchaser's representations and warranties.

         8.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         8.11 Remedies. No provision of this Agreement providing for any remedy to a Purchaser shall limit any remedy which would otherwise be available to such Purchaser at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a material breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

         8.12 Final Agreement. This Agreement, when executed by the parties hereto, shall constitute the final agreement between the parties and upon such execution Purchasers and the Company accept the terms hereof and have no cause of action against each other for prior negotiations preceding the execution of this Agreement.

         IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

BIOSTAR PHARMACEUTICALS, INC.

By:
         -----------------------------------------------------
         Name:
         Title:


PURCHASERS:


----------------------------------------             $----------------
Signature
                                                     Number of Units: __________
---------------------------------------
Name Typed or Printed

         Address: ______________________

                 Telephone: _____________


----------------------------------------             $----------------
Signature
                                                     Number of Units: __________
----------------------------------------
Name Typed or Printed

         Address: ______________________


                 Telephone: _____________

                                LIST OF EXHIBITS

EXHIBIT A         -        FORM OF WARRANT

EXHIBIT B         -        ACCREDITED INVESTOR QUESTIONNAIRE

                                    EXHIBIT A
                                       TO
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT



                                 FORM OF WARRANT

                                    EXHIBIT B
                                       TO
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT





                        ACCREDITED INVESTOR QUESTIONNAIRE

                                LIST OF SCHEDULES
                                       TO
                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

Schedule 1        -        List of Investors

Schedule 2        -        Company Disclosure Schedules

Schedule 3        -        Capitalization



                                                  SCHEDULE 1
                               TO PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                                               LIST OF INVESTORS

---------------------------------------------- ------------------------------ ---------------------- -----------------------
Investor                                         Shares of Preferred Stock       Warrant Shares       Aggregate Purchase
--------                                         -------------------------       --------------       ------------------
Name and Address and Telephone Number                                                                        Price
-------------------------------------                                                                        -----
---------------------------------------------- ------------------------------ ---------------------- -----------------------
---------------------------------------------- ------------------------------ ---------------------- -----------------------



---------------------------------------------- ------------------------------ ---------------------- -----------------------
---------------------------------------------- ------------------------------ ---------------------- -----------------------



---------------------------------------------- ------------------------------ ---------------------- -----------------------
---------------------------------------------- ------------------------------ ---------------------- -----------------------



---------------------------------------------- ------------------------------ ---------------------- -----------------------
---------------------------------------------- ------------------------------ ---------------------- -----------------------



---------------------------------------------- ------------------------------ ---------------------- -----------------------
---------------------------------------------- ------------------------------ ---------------------- -----------------------



---------------------------------------------- ------------------------------ ---------------------- -----------------------
---------------------------------------------- ------------------------------ ---------------------- -----------------------



---------------------------------------------- ------------------------------ ---------------------- -----------------------
---------------------------------------------- ------------------------------ ---------------------- -----------------------


                  TOTALS:
---------------------------------------------- ------------------------------ ---------------------- -----------------------

                                                  SCHEDULE 2
                                                      TO
                                PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT



                                         COMPANY DISCLOSURE SCHEDULES

                                                  SCHEDULE 3
                                                      TO
                                PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                                                CAPITALIZATION
                                                 AS OF , 2007

                                                             NUMBER OF SHARES
AUTHORIZED STOCK AS:
         Common Stock:                                       100,000,000
            Series A Preferred                                 5,000,000
             Blank Check Preferred Stock                       5,000,000
OUTSTANDING STOCK:
         Common Stock:                                                 0
            Series A Preferred                                         0
            Blank Check Preferred Stock                                0
STOCK OPTIONS:                                                         0